DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The following letter is the first to be sent to shareholders of Dreyfus Variable Investment Fund - Small Cap Portfolio since the untimely death in October 1996 of Thomas A. Frank, who headed the Portfolio management team.
    As most of you are probably aware, Tom Frank embraced a team approach toward investment management. The Small Cap Portfolio is now managed jointly by Paul Kandel and Hilary R. Woods, both of whom were personally selected by Tom more than a year ago to lead the Portfolio team during his illness. Both had worked closely with Tom for a number of years and share his management philosophy.
    Paul Kandel serves as co-primary portfolio manager for the Small Cap Group. In addition, he is a senior sector manager for the technology and telecommunications industries in the Small Capitalization Equity Group at Dreyfus. Prior to joining Dreyfus in October of 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and IPOs in the telecommunications, technology and selected media industries. From 1988 to 1992, he was an assistant vice president at Bankers Trust Company responsible for the telecommunications, electric utility, cellular and technology industries. Mr. Kandel is a member of the Software Analysts and Communication Technology Investment Analysts Splinter Groups.
    Hilary Woods also serves as co-primary portfolio manager for the Small Cap Group. In addition, she is a sector manager for the capital goods industries in the Small Capitalization Equity Group. Ms. Woods joined Dreyfus in 1987 as senior securities analyst for value securities and the capital goods industries. Previously, Ms. Woods was with Neuberger & Berman for six and a half years, most recently as an assistant portfolio manager and analyst. Ms. Woods is a chartered financial analyst (CFA) and a member of the Machinery Analysts of New York, Inc.
    We have full confidence in the ability of Paul and Hilary to continue managing your Portfolio in the manner to which you are accustomed.
                              Sincerely,

                          [Stephen E. Canter signature logo]

                              Stephen E. Canter
                              Chief Investment Officer
                              The Dreyfus Corporation


DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Though 1996 was not as good a year for small cap stocks as for the "blue chips," we are pleased to report that Dreyfus Variable Investment Fund - Small Cap Portfolio matched the performance of its benchmark for the year. The Portfolio's total return for the twelve months ended December 31, 1996 was 16.60% based upon net asset value.* This compares with a total return of 16.50% for the Russell 2000 Index of small cap stocks.**
ECONOMIC REVIEW
    The much-heralded "Goldilocks" phase of the U.S. economy - not too hot and not too cold - may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows. As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would in our opinion help allay inflation fears and sustain another year of economic growth.
    Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad- based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still tended to surprise on the upside and should maintain steady growth in 1997 too.
    Accelerating wage growth in 1996 did not fuel higher prices. And surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. Yet surging energy prices have forced consumer price inflation above 3% and indications are that this will accelerate further. The general price structure has so far ignored the higher oil price, responding to it as temporary. However, oil prices have been rising now for a year and, at some point, their ability to raise the overall price level may become worrisome, especially if the Fed finds them significant.
    Both long-term and short-term interest rates were quite volatile in 1996. The strength of the economy prompted rising rates through summer's end, but bond yields then fell 90 basis points after the economy slowed. That period of low rates may have ended now that faster growth is again apparent.
    We believe the economy has reverted to a period of growth above the long-term average. Key issues are whether faster growth will fuel higher inflation this time and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.
MARKET OVERVIEW
    The stock market in 1996 was a mixture of agony and ecstasy, with the accent for most of the year on the more desirable of those two alternatives. By the end of the year, the Standard & Poor's 500 Composite Stock Price Index had registered a gain of 22.95%, while the blue chip Dow Jones Industrial Average ("DJIA") gained 28.91%.*** The road leading to those impressive year-end gains was not a smooth one, however.
    The market year began haltingly, in the wake of shaky business conditions at the end of the previous year. As 1996 unfolded, however, the market picked up steam. The economy took on characteristics that continued for much of the year - low inflation, moderate growth and relatively low interest rates. This was a combination that investors liked, perhaps too much. By mid-year, satisfaction with the economy turned into fear that economic growth might be overdone.

    The prevailing nervousness about potential inflation served to boost interest rates temporarily, without the need for Federal Reserve intervention. This was a temporary setback for large capitalization stocks, but more damaging to Nasdaq issues and particularly to the smaller capitalization stocks measured by the Russell 2000 Index.
    As summer turned into fall, interest rates eased and inflation remained at bay. The benign economic environment allowed many stocks to resume their upward course, causing a string of record-breaking performances by the DJIA and other broad market indexes. In mid-fall the prospect that government would continue divided in Washington, with a Democratic President and a Republican-controlled Congress, appeared to be another plus factor for the market. Stocks continued to surge, hardly pausing for breath when Chairman Alan Greenspan raised a caution signal in early December by referring to "irrational exuberance" in the equity markets.
    Stock market veterans issued a stream of warnings that what goes up so strongly and consistently must, at some point, come down. Nonetheless, a fairly steady flow of new money coming into stocks from people putting money aside for retirement seemed to be fueling the boom. While at the very end of the year, caution caused a softening of stock prices, which backed away from the year's record of 6560.91 on the DJIA, that record was surpassed in early 1997, when the average surpassed 6700.
    Among the best performing groups for 1996 were oil drillers, semi-conductors, computers, financial enterprises and consumer non-durables. Corporate earnings were very strong for much of the year, but showed signs of flagging as the year wore on. This raised questions in the minds of many market observers whether the scorching pace of the past year could be maintained.
PORTFOLIO FOCUS
    Equities continue to be the asset class of choice, and in 1996 stock market investors once again enjoyed robust double digit returns. The Portfolio participated in these returns in line with the Portfolio benchmark index, and we finished the year with a total return of 16.60%.
    When Dreyfus set out on the endeavor of managing this Portfolio in 1990, it was under the belief that a simple style of investing in good companies with good fundamentals at appropriate valuations would provide the results that would sooner or later gain broad acceptance by the investing public. We are pleased that through our efforts the Portfolio's assets are now approaching one billion dollars. We are thankful for your support, and have enjoyed working with you on this journey.
    1996 can be characterized by two different investment environments. For the first half of the year, the Russell 2000 Index, our benchmark, outperformed the more popular Standard & Poor's 500 Composite Stock Price Index. New money flows sought out aggressive growth and smaller capitalization funds. After a significant setback mid-year, however, investors lost some of their nerve and showed a marked preference for the perceived safety of the more liquid, blue chip names that populate the S&P
500. For the full year, the Russell 2000 Index returned 16.50%, underperforming the S&P 500 by 645 basis points.
    The Energy sector was the year's big winner on an absolute basis, and we remained overweighted in this sector throughout 1996. The best individual stock in your Portfolio was by far offshore construction producer Global Industries.
Other big winners were exploration and production companies: Parker & Parsley Petroleum, Flores & Rucks and Nuevo Energy. Poor energy performers were few, but included two other exploration and production outfits: Cairn Energy and Benton Oil & Gas. We continue to feel that an overweight in energy is appropriate in 1997. We believe the fundamentals continue to improve in this group, and the valuations are still compelling.
    Credit-sensitive stocks also had an outstanding year. Top stocks included insurance companies: ACE Limited, Enhance Financial Services Group, National Re and Capital Re. The only two financial stocks that lost money for your Portfolio during this period were insurance broker Alexander & Alexander Services and property and casualty insurer Commerce Group Inc. Exposure to REITs would have enhanced the Portfolio's performance.
    Another strong group was the diverse Consumer Discretionary sector. The best performing consumer stock was Culligan Water Technologies followed by Boise Cascade Office Products, Tiffany, Meredith and Stein Mart. Our biggest loser was the disappointing Galoob (Lewis) Toys. Our sector analysts continue to prospect in this area with the goal of discovering 1997's big winners. It is an eclectic group with many potential opportunities.
    Superior stock selection in the Capital Goods sector added significantly to your Portfolio's returns. A major theme of the Portfolio has been riding the commercial aerospace cycle by owning the suppliers to Boeing and Airbus. These stocks included Coltec Industries, Rohr and Thiokol. Other winners in the Capital Goods segment were USA Waste Service, special chemical producer Crompton & Knowles, Manitowoc, a crane and ice machine manufacturer, and ship builder Avondale Industries. Two underperformers were Titan Wheel International, a manufacturer of agricultural tires and wheels, and IMCO Recycling, which both disappointed with lower 1996 earnings. We remain constructive on the Capital Goods segment in 1997 due to the length of the aerospace cycle and the positive environment for these producers.
    Healthcare stocks were a minefield in 1996. This was the only Russell 2000 sector that posted negative returns for the year; however, your Portfolio made money with its investments in this sector. We were fortunate to avoid most of the losers, and picked a number of winners. Top holding Mentor, a medical device designer/manufacturer, was the stellar performer for the year, followed by Physio-Control International, a designer of emergency care products, GMIS Inc., a producer of healthcare information systems, and Guidant, a manufacturer of cardiological equipment. Losses were purged from the Portfolio but included INMET Systems, IDX Systems, Circon Corp. and Emeritus. We had been under-represented in healthcare all year, but are increasing our exposure for 1997 based on our belief that the valuations have now reached reasonable levels.
    The trickiest sector always seems to be Technology. Some of our best and worst stocks fall into this group. After exhibiting leadership in the first half of 1996, the second half of the year was not kind to small cap technology stocks. Here it is critical to have a sector analyst out in front in an industry that changes rapidly, and we believe we do. Winners for the year included Aspect Telecommunications, McAfee Associates, Vanstar, Xircom and Learning Tree International. Losers included four software companies:
Open Markets Inc., GT Interactive, Edify Corp. and Elcom International and one telemarketing firm: ICT Group. It is interesting to note that all of these poor performers were publicly owned less than one year. We go into 1997 slightly overweight in technology with high hopes that our selected dynamic companies will deliver on their high potential.

    In conclusion, small and medium sized companies will, in our opinion, continue to prosper in the current environment, so we remain very positive on small cap equities. We believe there is opportunity for growth in the industries in which we invest and the niche markets in which these companies are positioned. We want to assure our investors, both old and new, that we will direct our resources to attempting to discover the companies and industries that will propel your Portfolio into the millennium.
    We thank you for your interest. You may be sure we will exert our best efforts on your behalf.
                              Sincerely,

                          [Paul Kandel signature logo]
                              Paul Kandel
                              Co-Portfolio Manager

                          [Hilary Woods signature logo]
                              Hilary Woods
                              Co-Portfolio Manager
January 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and where applicable, capital gain distributions. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted unmanaged indexes of stock market performance.


DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO        DECEMBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND,
SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX

Dollars
$124,263
Dreyfus Variable
Investment Fund,
Small Cap Portfolio
$28,923
Russell 2000 Index*
[Exhibit A]
*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
                        One Year Ended               Five Years Ended          From Inception (8/31/90)
                      December 31, 1996             December 31, 1996            to December 31, 1996
                           _________                    __________                  ____________
                            16.60%                        36.19%                        48.86%

Past performance is not predictive of future performance.
The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Small Cap Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF INVESTMENTS                                                                                    DECEMBER 31, 1996
Common Stocks-93.2%                                                                                  Shares          Value
                                                                                                   __________       __________
     Commercial Services-1.7%        Profit Recovery Group International.   (a)                      306,000      $  4,896,000
                                     Strategic Distribution..............   (a)                      915,000         7,205,625
                                     VWR Scientific Product..............   (a)                      250,000         4,187,500
                                                                                                                   ____________
                                                                                                                    16,289,125
                                                                                                                   ____________
     Consumer Durables-2.2%          Mohawk Industries...................   (a)                      300,000         6,600,000
                                     Outboard Marine.....................                            350,000         5,775,000
                                     Sola International..................   (a)                      225,000         8,550,000
                                                                                                                   ____________
                                                                                                                    20,925,000
                                                                                                                   ____________
     Consumer Non-Durables-2.0%      Bush Boake Allen....................   (a)                      300,000         7,987,500
                                     Warnaco Group, Cl. A................                            375,000        11,109,375
                                                                                                                   ____________
                                                                                                                    19,096,875
                                                                                                                   ____________
     Consumer Services-5.1%          BA Merchant Services, Cl. A..........  (a)                      430,000         7,686,250
                                     Meredith.............................                           200,000        10,550,000
                                     Scholastic...........................  (a)                      145,000         9,751,250
                                     Station Casinos......................  (a)                      550,000         5,568,750
                                     Sun International Hotels.............  (a)                      210,000         7,665,000
                                     TCA Cable TV.........................                           260,000         7,832,500
                                                                                                                   ____________
                                                                                                                    49,053,750
                                                                                                                   ____________
     Electronic Technology-9.0%      Altera...........................      (a)                      100,000         7,268,750
                                     Aspect Telecommunications........      (a)                      175,000        11,112,500
                                     Auspex Systems...................      (a)                      350,000         4,068,750
                                     ESS Technology...................      (a)                      175,000         4,921,875
                                     Glenayre Technologies............      (a)                      290,000         6,253,125
                                     Rohr.............................      (a)                      590,000        13,348,750
                                     Thermedics.......................      (a)                      350,000         6,343,750
                                     Thiokol..........................                               235,000        10,516,250
                                     Watkins-Johnson..................                               300,000         7,350,000
                                     Western Digital..................      (a)                      100,000         5,687,500
                                     Xircom...........................      (a)                      425,000         9,243,750
                                                                                                                   ____________
                                                                                                                    86,115,000
                                                                                                                   ____________
     Energy Minerals-5.6%            Flores & Rucks.....................    (a)                      217,000        11,555,250
                                     Nuevo Energy.......................    (a)                      250,000        13,000,000
                                     Parker & Parsley Petroleum.........                             320,000        11,760,000
                                     Summit Resources...................    (a)                    1,200,000         6,083,151
                                     Texas Meridian Resources...........    (a)                      678,000        11,610,750
                                                                                                                   ____________
                                                                                                                    54,009,151
                                                                                                                   ____________
     Finance-19.2%                   ACE................................                             195,000        11,724,375
                                     Amerin.............................    (a)                      325,000         8,368,750
                                     Berkley (W.R.).....................                             135,000         6,851,250
                                     Capital Re.........................                             225,000        10,490,625
                                     CapMAC Holdings....................                             300,000         9,937,500
                                     Charter One Financial..............                             142,500         5,985,000
                                     CorVel.............................    (a)                      180,000         5,220,000
                                     D & N Financial....................    (a)                      275,000         4,606,250
                                     Dime Bancorp.......................    (a)                      370,000         5,457,500

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1996
Common Stocks (continued)                                                                            Shares           Value
                                                                                                  __________        __________

     Finance (continued)             Duff & Phelps Credit Rating........... (b)                      340,000    $    8,202,500
                                     Enhance Financial Services Group......                          300,000        10,950,000
                                     Everest Reinsurance Holdings..........                          310,400         8,924,000
                                     Executive Risk........................                          291,300        10,778,100
                                     FBL Financial Group, Cl. A............                          275,000         6,840,625
                                     FINOVA Group..........................                          141,300         9,078,525
                                     Frontier Insurance Group..............                          239,350         9,155,137
                                     GCR Holdings..........................                          165,000         3,671,250
                                     Hibernia, Cl. A.......................                          450,000         5,962,500
                                     LaSalle Re Holdings...................                          225,000         6,581,250
                                     Ohio Casualty.........................                          150,000         5,325,000
                                     Presidential Life.....................                          350,000         4,221,875
                                     Reliance Group Holdings...............                          900,000         8,212,500
                                     Terra Nova (Bermuda) Holdings, Cl. A..                          275,000         5,912,500
                                     Western National......................                          600,000        11,550,000
                                                                                                                   ____________
                                                                                                                   184,007,012
                                                                                                                   ____________
     Health Services-2.6%            Allegiance..........................                            200,000         5,525,000
                                     American Medical Response...........   (a)                      200,000         6,500,000
                                     OccuSystems.........................   (a)                      120,000         3,240,000
                                     Universal Health Services, Cl. B....   (a)                      350,000         10,018,750
                                                                                                                   ____________
                                                                                                                     25,283,750
                                                                                                                   ____________
     Health Technology-8.7%          Acuson.............................    (a)                      250,000         6,093,750
                                     ChiRex.............................                             341,400         4,096,800
                                     Guilford Pharmaceuticals...........    (a)                      220,000         5,115,000
                                     Lunar..............................    (a)                      100,000         3,500,000
                                     Mentor.............................                             530,000        15,635,000
                                     Nellcor Puritan Bennett............    (a)                      250,000         5,468,750
                                     Physio-Control International.......    (a)                      450,000        10,125,000
                                     Sepracor...........................    (a)                      425,000         7,065,625
                                     Sofamor/Danek Group................    (a)                      200,000         6,100,000
                                     Varian Associates..................                             200,000        10,175,000
                                     Watson Pharmaceuticals............     (a)                      230,000        10,335,625
                                                                                                                   ____________
                                                                                                                     83,710,550
                                                                                                                   ____________
     Industrial Services-4.6%        AES................................    (a)                      150,000         6,975,000
                                     Culligan Water Technologies........    (a)                      275,000        11,137,500
                                     Global Industries..................    (a)                      760,000        14,155,000
                                     IMCO Recycling.....................                             300,000         4,387,500
                                     USA Waste Service..................    (a)                      230,000         7,331,250
                                                                                                                   ____________
                                                                                                                     43,986,250
                                                                                                                   ____________
     Non-Energy Minerals-1.2%        Minerals Technologies..............                             100,000         4,100,000
                                     Santa Fe Pacific Gold..............                             500,000         7,687,500
                                                                                                                   ____________
                                                                                                                    11,787,500
                                                                                                                   ____________
     Process Industries-5.7%         Albany International, Cl. A.........                            335,000         7,746,875
                                     Applied Extrusion Technologies......   (a)                      250,000         2,625,000
                                     Bemis...............................                            270,500         9,974,688

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares             Value
                                                                                                  __________        __________
     Process Industries (continued)  Cambrex..............................                           285,000       $ 9,333,750
                                     Crompton & Knowles...................                           735,000        14,148,750
                                     International Specialty Products.....  (a)                      300,000         3,675,000
                                     OM Group.............................                           285,000         7,695,000
                                                                                                                   ____________
                                                                                                                    55,199,063
                                                                                                                   ____________
     Producer Manufacturing-11.1%    Avondale Industries.................   (a)                      577,500        12,416,250
                                     Coltec Industries...................   (a)                      650,000        12,268,750
                                     Crane...............................                            337,500         9,787,500
                                     Goulds Pumps........................                            315,000         7,225,313
                                     Halter Marine Group.................   (a)                      700,000         9,625,000
                                     Huntco, Cl. A.......................                            243,000         3,584,250
                                     Keystone International..............                            450,000         9,056,250
                                     MagneTek............................   (a)                      750,000         9,656,250
                                     Manitowoc...........................                            150,000         6,075,000
                                     Reliance Steel & Aluminum...........                            102,000         3,570,000
                                     Stewart & Stevenson Services........                            300,000         8,737,500
                                     Titan Wheel International...........                            600,000         7,650,000
                                     Watts Industries, Cl. A.............                            300,000         7,162,500
                                                                                                                   ____________
                                                                                                                   106,814,563
                                                                                                                   ____________
     Retail Trade-5.1%               Consolidated Stores.................   (a)                      281,250         9,035,156
                                     Genovese Drug Stores, Cl. A.........                             84,700         1,312,850
                                     Kohl's..............................   (a)                      285,000        11,186,250
                                     Stage Stores........................   (a)                      140,000         2,555,000
                                     Stein Mart..........................   (a)                      425,000         8,606,250
                                     Talbots.............................                             285,000        8,158,125
                                     Tiffany.............................                             220,000        8,057,500
                                                                                                                   ____________
                                                                                                                    48,911,131
                                                                                                                   ____________
     Technology Services-7.2%        Aspect Development..................   (a)                      250,000         6,812,500
                                     Aurum Software......................   (a)                      240,000         5,550,000
                                     Citrix Systems......................   (a)                      200,000         7,812,500
                                     Learning Tree International.........   (a)                      135,000         3,982,500
                                     McAfee Associates...................   (a)                      260,000        11,440,000
                                     Midway Games........................   (a)                      150,000         3,037,500
                                     Rational Software...................   (a)                      250,000         9,890,625
                                     VIASOFT.............................   (a)                      184,500         8,717,625
                                     Vanstar.............................   (a)                      489,900        12,002,550
                                                                                                                   ____________
                                                                                                                    69,245,800
                                                                                                                   ____________
     Utilities-2.2%                  Calpine.............................   (a)                      488,000         9,760,000
                                     McLeod, Cl. A.......................   (a)                      185,000         4,717,500
                                     Premisys Communications.............   (a)                      200,000         6,750,000
                                                                                                                   ____________
                                                                                                                    21,227,500
                                                                                                                   ____________
                                     TOTAL COMMON STOCKS
                                       (cost $728,580,457)..................                                      $895,662,020
                                                                                                                  =============


DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1996
                                                                                                Principal
Short-Term Investments-7.3%                                                                       Amount           Value
                                                                                              ------------       ------------
     U.S. Treasury Bills:            5.01%, 1/30/1997......................                      $   223,000        $  222,130
                                     4.99%, 2/20/1997.......................                       2,626,000         2,607,933
                                     4.98%, 2/27/1997.......................                       1,108,000         1,099,313
                                     4.89%, 3/6/1997........................                      62,236,000        61,687,079
                                     4.88%, 3/13/1997.......................                       4,395,000         4,351,973
                                                                                                                   ____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $69,977,088)...................                                     $  69,968,428
                                                                                                                  =============

TOTAL INVESTMENTS (cost $798,557,545).......................................                          100.5%      $965,630,448
                                                                                                     ========    =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                            (.5%   )$   (5,265,012)
                                                                                                     ========    =============
NET ASSETS..................................................................                          100.0%      $960,365,436
                                                                                                     ========    =============

Notes to Statement of Investments:
    (a) Non-income producing.
    (b) Investments in non-controlled affiliates (cost $4,359,726)-see Note
        2(d).



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                    DECEMBER 31, 1996
                                                                                                  Cost                Value
                                                                                               ____________         __________
ASSETS:                          Investments in securities-See Statement of Investments        $798,557,545        $965,630,448
                                 Cash.......................................                                          1,958,960
                                 Dividends receivable.......................                                            606,530
                                 Prepaid expenses...........................                                              1,523
                                                                                                                    ____________
                                                                                                                    968,197,461
                                                                                                                    ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          632,445
                                 Payable for investment securities purchased                                          7,047,728
                                 Accrued expenses...........................                                            151,852
                                                                                                                    ____________
                                                                                                                      7,832,025
                                                                                                                    ____________
NET ASSETS..................................................................                                        $960,365,436
                                                                                                                   =============
REPRESENTED BY:                  Paid-in capital............................                                        $794,614,790
                                 Accumulated undistributed investment income-net                                           2,281
                                 Accumulated distributions in excess of net realized
                                   gain on investments-Note 2(e)..............                                       (1,324,538)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments-Note 5(b)....................                                     167,072,903
____________
NET ASSETS .................................................................                                        $960,365,436
                                                                                                                   =============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                         18,441,438
NET ASSET VALUE, offering and redemption price per share....................                                             $52.08
                                                                                                                       ========









SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends:
                                     Unaffiliated issuers...................                 $ 4,431,553
                                     Affiliated issuers.....................                      39,450           $ 4,471,003
                                                                                            ____________
                                 Interest...................................                                         3,434,191
                                                                                                                  ____________
                                       Total Income.........................                                         7,905,194
EXPENSES:                        Investment advisory fee-Note 4(a)..........                   5,766,905
                                 Registration fees..........................                     100,454
                                 Professional fees..........................                      90,517
                                 Custodian fees-Note 4(a)...................                      75,630
                                 Trustees' fees and expenses-Note 4(b)......                      31,451
                                 Prospectus and shareholders' reports.......                       8,783
                                 Interest-Note 3............................                         673
                                 Shareholder servicing costs................                         612
                                 Miscellaneous..............................                       6,715
                                                                                            ____________
                                       Total Expenses.......................                                         6,081,740
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                         1,823,454
                                                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 5:
                                 Net realized gain (loss) on investments:
                                     Unaffiliated issuers...................               $  21,993,376
                                     Affiliated issuers.....................                   1,027,158
                                                                                            ____________
                                       Net Realized Gain (Loss).............                                        23,020,534
                                 Net unrealized appreciation (depreciation)
on investments:
                                     Unaffiliated issuers...................                  87,408,924
                                     Affiliated issuers.....................                   3,161,438
                                                                                            ____________
                                                                                                                    90,570,362
                                                                                                                  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       113,590,896
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $115,414,350
                                                                                                                 =============


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended                Year Ended
                                                                                  December 31, 1996         December 31, 1995
                                                                                 __________________        __________________
OPERATIONS:
    Investment income-net...............................................           $    1,823,454            $    1,890,946
    Net realized gain (loss) on investments.............................               23,020,534                15,353,990
    Net unrealized appreciation (depreciation) on investments...........               90,570,362                70,759,767
                                                                                 __________________        __________________
      Net Increase (Decrease) in Net Assets Resulting from Operations...               115,414,350               88,004,703
                                                                                 __________________        __________________
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..........................................              (1,788,041)                (1,926,351)
    In excess of investment income-net..................................                   __                       (33,132)
    From net realized gain on investments...............................             (26,714,785)               (10,361,085)
    In excess of net realized gain on investments.......................              (1,324,538)                   __
                                                                                 __________________        __________________
      Total Dividends...................................................             (29,827,364)               (12,320,568)
                                                                                 __________________        __________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.......................................              340,648,904               299,512,811
    Dividends reinvested................................................               29,827,364                12,320,568
    Cost of shares redeemed.............................................             (38,978,982)               (17,451,351)
                                                                                 __________________        __________________
      Increase (Decrease) in Net Assets From Beneficial Interest Transactions         331,497,286               294,382,028
                                                                                 __________________        __________________
          Total Increase (Decrease) in Net Assets.......................              417,084,272               370,066,163
NET ASSETS:
    Beginning of Period.................................................              543,281,164               173,215,001
                                                                                 __________________        __________________
    End of Period.......................................................             $960,365,436              $543,281,164
                                                                                ===================       ===================
Undistributed investment income (Distributions in excess of investment income)-net       $  2,281               $   (33,132)
                                                                                 __________________        __________________

                                                                                         Shares                   Shares
                                                                                 __________________        __________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                6,864,837                 7,174,006
    Shares issued for dividends reinvested..............................                  578,551                   274,387
    Shares redeemed.....................................................                (780,273)                 (413,128)
                                                                                 __________________        __________________
      Net Increase (Decrease) in Shares Outstanding.....................                6,663,115                 7,035,265
                                                                                ===================       ===================






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                               Year Ended December 31,
                                                   _______________________________________________________________________
PER SHARE DATA:                                         1996          1995           1994          1993           1992
                                                      _________    _________      _________      _________      _________
    Net asset value, beginning of period.......        $46.13        $36.52         $34.45        $22.71         $20.60
                                                      _________    _________      _________      _________      _________
    Investment Operations:
    Investment income-net........................         .10           .16            .17           .14          .18(1)
    Net realized and unrealized gain (loss)
      on investments.............................        7.53         10.54            2.50        14.93         13.10(1)
                                                      _________    _________      _________      _________      _________
    Total from Investment Operations.............        7.63         10.70            2.67        15.07         13.28(1)
                                                      _________    _________      _________      _________      _________
    Distributions:
    Dividends from investment income-net.........       (.10)         (.18)           (.16)         (.14)         (.15)
    Dividends in excess of investment income-net.        --            --              --           (.01)           --
    Dividends from net realized gain on investments    (1.51)         (.91)           (.33)        (3.18)        (11.02)
    Dividends in excess of net realized gain
      on investments.............................       (.07)          --             (.11)          --             --
                                                      _________    _________      _________      _________      _________
    Total Distributions..........................      (1.68)        (1.09)           (.60)        (3.33)        (11.17)
                                                      _________    _________      _________      _________      _________
    Net asset value, end of period..............       $52.08        $46.13         $36.52        $34.45         $22.71
                                                     ==========    =========      =========      =========      =========
TOTAL INVESTMENT RETURN....................            16.60%        29.38%           7.75%        68.31%       71.28%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...           .79%          .83%            .55%          .25%         .94%
    Ratio of net investment income
      to average net assets...................           .24%          .54%           1.18%          .89%         .76%
    Decrease reflected in above expense ratios
      due to undertakings by
The Dreyfus Corporation..............                    --            --              .52%         1.79%        2.29%
    Portfolio Turnover Rate.....................       89.10%         99.02%        106.00%       244.59%      358.27%
    Average commission rate paid (2).....              $.0571           --            --             --            --
    Net Assets, end of period (000's Omitted)        $960,365       $543,281       $173,215       $18,337       $2,679
(1)    Based on average shares outstanding.
(2)    For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share
for purchases and sales of investment securities.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Small Cap Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994 approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Affiliated issuers: Issuers in which the Series held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 1996:

                                                                Shares
                                         ______________________________________________________
                                          Beginning                                      End of      Dividend         Market
Name of Issuer                            of Period     Purchases            Sale        Period      Income           Value
_______                                   ________      ________             _____       _____       ________        _________
Core Laboratories, N.V...........          400,000      107,000             507,000         -            -              -
Duff & Phelps Credit Rating......          317,500       22,500                  -      340,000      $39,450        $8,202,500
Gensym...........................             -         435,000             435,000          -           -              -

    (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    Dividends in excess of net realized gains for financial statement purposes result from Federal income tax distributions requirements, primarily losses from securities transactions incurred during the period ended December 31, 1996, which are treated for Federal income tax purposes as arising in 1997.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (f) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3-BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed funds in a $100 million unsecured line of credit, primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, there were no outstanding borrowings.
    The average daily amount of borrowings outstanding during the period ended December 31, 1996, was $11,612, with a related weighted average annualized interest rate of 5.80%. The maximum amount borrowed at any time during the period ended December 31, 1996, was $4,250,000.
NOTE 4-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    Effective May 10, 1996, the Series entered into a custody agreement with Mellon to provide custodial services for the Series. During the period ended December 31, 1996, $49,664 was charged by Mellon pursuant to the custody agreement.
    (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5-SECURITIES TRANSACTIONS:
    (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended December 31, 1996:

                                                                                               Purchases            Sales
                                                                                             _____________      _____________
Long transactions:
    Unaffiliated issuers.............................................                        $918,238,658        $627,979,650
    Affiliated issuers...............................................                           2,989,229           2,052,174
Short sale transactions..............................................                           2,258,200           2,258,200
                                                                                             _____________      _____________
    TOTAL............................................................                        $923,486,087        $632,290,024
                                                                                            ==============      ==============

    The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declined between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1996, there were no securities sold short outstanding.
    (b) At December 31, 1996, accumulated net unrealized appreciation on investments was $167,072,903, consisting of $183,757,750 gross unrealized appreciation and $16,684,847 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Small Cap Portfolio
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Cap Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Cap Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
January 29, 1997

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Series hereby designates $1.14 per share as a long-term capital gain distribution of the $1.435 per share paid on December 30, 1996. The Series also designates $.095 per share as a long-term capital gain distribution of the $.245 per share paid on September 16, 1996.






[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
SMALL CAP PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           121AR9612
[Dreyfus logo]
Variable
Investment Fund,
Small Cap Portfolio
Annual Report
December 31, 1996